Exhibit 1.1

                           Passport Restaurants, Inc.

                INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
              AUTHORIZED: 50,000,000 COMMON SHARES, $.001 PAR VALUE

                                 SEE REVERSE FOR
                               CERTAIN DEFINITIONS

NUMBER:  _____________                                          CUSIP 70285Q101

This Certifies That

Is The Owner Of

            FULLY PAID AND NON-ASSESSABLE SHARES, $.001 PAR VALUE, OF

                           Passport Restaurants, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. this Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.

DATED:  __________________




/s/
-----------------------------                   --------------------------------
Secretary                                       President

                           Passport Restaurants, Inc.
                         Corporate Stock Transfer, Inc.
                            Transfer Fee: As Required

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM as tenants in common                UNIF GIFT MIN ACT - Custodian for
TEN ENT as tenants by the entireties                   (Cust.) (Minor)
JT TEN  as joint tenants with right         under Uniform Gifts to Minors
        of survivorship and not as          Act of
        tenants in common                                  (State)



Additional abbreviations may also be used though not in the above list.

For value received ________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address of assignee

----------------------------------------------------------------------- Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.



Dated                        20
      ----------------------    -----------


SIGNATURE GUARANTEED:                   X
                                          --------------------------------------



                                       X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.